UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 15, 2014

TECOGEN INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of incorporation)

001-36103 (Commission file number)	04-3536131 (IRS Employer Identification No.)

45 First Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On May 15, 2014, Tecogen Inc., or the Company, entered into a placement agent agreement, or the Placement Agent Agreement, with Scarsdale Equities LLC, as Placement Agent, for a primary offering of the Company’s common stock. The Placement Agent Agreement provides that the Placement Agent will act as the Company’s exclusive agent to solicit offers for the purchase of up to two million shares of the Company’s common stock on a commercially reasonable efforts basis.
On May 16, 2014, the Company entered into a series of subscription agreements, or the Subscription Agreements, with investors in connection with the offering described below. The Subscription Agreements provide for the purchase of an aggregate of 647,706 shares of the Company’s common stock at a price of $4.75 per share.
The foregoing descriptions of the Placement Agent Agreement and the Subscription Agreements are qualified in their entirety by reference to the full text of the Placement Agent Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference, and the Form of Subscription Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.
Item 7.01 Regulation FD Disclosure.
On May 15, 2014, the Company issued a press release announcing the pricing of an offering of the Company’s common stock. The public offering price was $4.75 per share. On May 20, 2014, the Company issued a press release announcing the closing of the offering of the Company’s common stock.
The information provided in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended. Copies of the pricing press release and the closing press release are filed with this report as Exhibit 99.1 and Exhibit 99.2, respectively.
WARNING CONCERNING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward-looking statements under the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. Important factors could cause actual events to differ materially from those indicated by such forward-looking statements, as disclosed on the Company’s website and in Securities and Exchange Commission filings. This Current Report on Form 8-K does not constitute an offer to buy or sell securities by the Company, its subsidiaries or any associated party. The statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
1.1	Placement Agent Agreement by and between the Company and Scarsdale Equities LLC, dated as of May 15, 2014.
4.1	Form of Subscription Agreement.
99.1	Press Release of Tecogen Inc. dated May 15, 2014.
99.2	Press Release of Tecogen Inc. dated May 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TECOGEN INC.

By:	/s/ Bonnie J. Brown
Bonnie J. Brown Chief Financial Officer
Dated: May 20, 2014